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EXHIBIT 32.0

Certification of Chief Executive Officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the Chief Executive Officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2011	By:	/s/ JAY SUGARMAN
		Name:	Jay Sugarman
		Title:	Chief Executive Officer

 Certification of principal financial officer
Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002

        The undersigned, the principal financial officer of iStar Financial Inc. (the "Company"), hereby certifies on the date hereof, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 (the "Form 10-Q"), filed concurrently herewith by the Company, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2011	By:	/s/ DAVID M. DISTASO
		Name:	David M. DiStaso
		Title:	Chief Financial Officer (principal financial and accounting officer)

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  EXHIBIT 32.0
Certification of Chief Executive Officer Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002
Certification of principal financial officer Pursuant to Section 906 of The Sarbanes-Oxley Act of 2002